UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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FORTIVE CORPORATION

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 2, 2020. Meeting Information FORTIVE CORPORATION Meeting Type: Annual Meeting For holders as of: April 6, 2020 Date: June 2, 2020 Time: 3:00 PM PDT Location:* Fortive Corporation 6920 Seaway Blvd Everett, WA 98203 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). FORTIVE CORPORATION We encourage you to access and review all of the important information contained in 6920 SEAWAY BLVD the proxy materials before voting. EVERETT, WA 98203 * As of April 20, 2020, we intend to hold the meeting in person at Fortive Corporation, 6920 Seaway Blvd, Everett,WA 98203. However, as a result of the coronavirus (COVID-19) pandemic and the corresponding public health and travel concerns of our shareholders, directors, officers, employees and service providers, we may change the location of our 2020 Annual Meeting to a virtual only meeting format. If we change the location of our 2020 Annual Meeting to a virtual only meeting format, we will announce the change as promptly as practicable through a press release which will also be filed with the Securities and Exchange Commission. In addition, please monitor our investor website at www.fortive.com for updated information. If you are planning to attend our 2020 Annual Meeting in person, please check the website at least one week prior to the meeting date. If we change the location of our 2020 Annual Meeting to a virtual meeting format only, you will not be able to attend our meeting in person. See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 19, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends you vote FOR the following: 1. To elect the following nominees to serve as Directors, each for a one-year term expiring 3. To approve on an advisory basis Fortive’s named at the 2021 annual meeting and until their executive officer compensation. successors are elected and qualified. 4. To approve Fortive’s Amended and Restated Nominees: Certificate of Incorporation, as amended and restated to eliminate the supermajority voting 1a. Kate D. Mitchell requirements applicable to shares of Common Stock. 1b. Mitchell P. Rales NOTE: To consider and act upon such other business as may properly come before the meeting or any adjournment thereof. 1c. Steven M. Rales 1d. Jeannine Sargent 1e. Alan G. Spoon The Board of Directors recommends you vote FOR proposals 2, 3 and 4. 2. To ratify the selection of Ernst & Young LLP as Fortive’s independent registered public accounting firm for the year ending December 31, 2020.